Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of California Carbon Industry, Inc. (the “Company”) on Form 10-Q for the three and nine months ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Okada, Chief Financial Officer and Principal Financial and Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2015	By:	/s/ Michael Okada
Michael Okada
Chief Financial Officer
(Principal Financial and Accounting Officer)